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                    TERMINATION OF MANAGEMENT AGREEMENT


   THIS TERMINATION OF MANAGEMENT AGREEMENT is made effective as of the 25th day of October, 1996, by and between Investcorp International, Inc., a Delaware corporation ("III") and Prime Service, Inc., a Delaware corporation ("Prime").

   WHEREAS, III and Prime are party to an Agreement for Management Advisory, Strategic Planning and Consulting Services, dated as of December 1, 1994 (the "Management Agreement");

   WHEREAS, the Management Agreement expires according to its terms on December 1, 1999; and

   WHEREAS, III and Prime each desire to immediately terminate the Management Agreement and all rights and obligations thereunder.

   NOW THEREFORE, for good and valid consideration, the receipt of which is hereby acknowledged, the parties do hereby agree as follows.

      Termination. The Management Agreement is hereby terminated, and the parties thereto shall have no further rights or duties thereunder. For the avoidance of doubt, Prime shall have no further obligation to pay fees to III and Prime shall have no right of reimbursement for any fees already paid to III pursuant to the Management Agreement.

   IN WITNESS WHEREOF, each of the parties has caused this Termination of Management Agreement to be executed and delivered by its duly authorized officer or agent set forth below.

                                             INVESTCORP INTERNATIONAL, INC.


                                             /s/ Jon P. Hedley
                                             ------------------------------
                                             Name:
                                             Title:


                                             PRIME SERVICE, INC.


                                             /s/ Thomas Bennett
                                             ------------------------------
                                             Name:
                                             Title:
NA962960.088/1